Income Taxes	6 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income taxes

Note 12 – Income taxes

(a)	Corporate income tax

Color Star

Under the current laws of the Cayman Islands, Color Star is not subject to tax on income or capital gains. Additionally, upon payments of dividends to the shareholders, no Cayman Islands withholding tax will be imposed.

CACM and Baytao

CACM and Baytao are organized in the New York State in the United States. CACM and Baytao had no taxable income for the U.S. income tax purposes for the six months ended December 31, 2020 and 2019. The applicable tax rate is 21.0% for federal and 7.1% for New York State with an effective tax rate of 26.6%.

Color China

Color China is organized in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong.

Loss before provision for income taxes consisted of:

	For the six months ended December 31, 2020	For the six months ended December 31, 2019
	(Unaudited)	(Unaudited)
Cayman	$(3,642,271)	$(2,174,409)
United States	(386,621)	(48,088)
Hong Kong	(944,722)	-
	$(4,973,614)	$(2,222,497)

Significant components of deferred tax assets were as follows:

	December 31, 2020	June 30, 2020
	(Unaudited)
Deferred tax assets
Net operating loss carryforward in the U.S.	$237,391	$134,378
Net operating loss carryforward in Hong Kong	155,879	137
Valuation allowance	(393,270)	(134,515)
Total net deferred tax assets	$-	$-

As of December 31, 2020 and June 30, 2020, CACM and Baytao's net operating loss carry forward for the U.S. income taxes was approximately $0.9 million and $0.5 million, receptively. The net operating loss carry forwards in the U.S. are available to reduce future years' taxable income for unlimited years but limited to 80% use per year. In addition, Color China's net operating loss carry forward for Hong Kong income taxes was approximately $0.9 million as of December 31, 2020. The net operating loss carry forwards in Hong Kong are available to reduce future years' taxable income for unlimited years. Management believes that the realization of the benefits from these losses appears uncertain due to the Company's operating history and continued losses in the U.S. and Hong Kong. If the Company is unable to generate taxable income in its United States and Hong Kong operations, it is more likely than not that it will not have sufficient income to utilize its deferred tax assets. Accordingly, the Company has provided a 100% valuation allowance on its net deferred tax assets of approximately $393,000 and $134,000 to its U.S. and Hong Kong operations as of December 31, 2020 and June 30, 2020, respectively. The value allowance for deferred tax assets increased by approximately $259,000 from June 30, 2020 to December 31, 2020.

(b)	Uncertain tax positions

There were no uncertain tax positions as of December 31, 2020 and June 30, 2020, management does not anticipate any potential future adjustments which would result in a material change to its tax positions. For the six months ended December 31, 2020 and 2019, the Company did not incur any tax related interest or penalties.